REIT Week – June 2015 UNIVERSITY OF KENTUCKY CHAMPIONS COURT I UNIVERSITY OF KENTUCKY CHAMPIONS COURT I – ROOFTOP LOUNGE

EMBEDDED EXTERNAL GROWTH EDR BY THE NUMBERS STABLE AND PREDICTABLE STUDENT HOUSING MARKET BEST IN CLASS PORTFOLIO CAPITAL MANAGEMENT UNIQUE P3 OPPORTUNITIES THE ONE PLANSM Key Themes 2

EdR By The Numbers Leading Student Housing Company 3 Campus West, Syracuse University • Second-Largest Company in the Student Housing Industry – $2.4 billion total enterprise value – 50 owned and 23 managed communities aggregating over 40,400 beds • Favorable Environment for Continued Industry Growth • Internal Growth – 4.2% 5-Year CAGR Same-Community Revenue Growth • External Growth Opportunities – ONE PlanSM on-campus developments – Off-campus developments – Acquisition pipeline • Strong and Consistent Growth History – 2011 to 2014 Core FFO per share CAGR 13% • Capital Structure Positioned to Support Growth

4 EdR By The Numbers $815m ACQUISITIONS $494m DEVELOPMENTS $378m DISPOSITIONS March 31, 2015 • $2.4 Billion Enterprise Value • 36% Debt to Gross Assets • 50 Communities • 27,637 Beds January 1, 2010 • $654 Million Enterprise Value • 43% Debt to Gross Assets • 40 Communities • 25,454 Beds Portfolio Transformation 1.8 miles 0.1 miles Sold Developments / Acquisitions Average Distance to Campus 21,382 27,967 Sold Developments / Acquisitions Average Enrollment $345 $795 Sold Developments / Acquisitions Average Rental Rate

$51 $59 $68 $88 $114 2010 2011 2012 2013 2014 Sources: Company’s respective annual and quarterly filings and National Center for Education Statistics (NCES) report titled “Projections of Education Statistics to 2022, Forty-first edition (Feb. 2014)” Note: Percentages in white represent annual growth rates. 5 Historical Core FFO Historical Gross Assets Historical NOI & NOI Margin NOI NOI Margin Drivers of Stable Growth • Favorable enrollment trends: +1.2% average annual full-time enrollment growth through 2022 • Well located assets and moderating supply growth • Strong community management teams and systems • Disciplined operating cost controls resulting in consistent NOI margins since 2010 • Consistent and meaningful growth through development and acquisitions in millions in millions in millions $893 $1,144 $1,500 $1,815 $2,022 2010 2011 2012 2013 2014 $26 $33 $48 $63 $80 2010 2011 2012 2013 2014 51.4% 53.7% 51.8% 52.3% 55.1% 16% 15% 29% 30% 28% 31% 21% 11% 27% 45% 27% 31% EdR By the Numbers Strong and Consistent Growth

EdR By The Numbers Year Opening Occupancy Occupancy Growth Rate Growth Total Revenue Growth 2014 96.3% 2.0% 2.0% 4.0% 2013 94.1% 3.0% 2.0% 5.0% 2012 90.5% (4.2%) 5.1% 0.9% 2011 94.9% 1.5% 5.6% 7.1% 2010 93.6% 2.3% 2.0% 4.3% Historical Same-Community Leasing Results 6 Best-In-Class 4.2%(CAGR) Same-Community Revenue Growth Superior Same-Community Leasing Results The Marshall, University of Minnesota

$50.8 $58.8 $67.9 $87.5 $113.7 2010 2011 2012 2013 2014 $99.2 $109.4 $131.1 $167.5 $206.3 2010 2011 2012 2013 2014 7 Strong History of Growth EdR By The Numbers Revenue and NOI Growth Source: Company filings, represents amounts reported in each respective year prior to subsequent changes for discontinued ops. CAGR-20% Collegiate Housing Revenue (in millions) CAGR-22% NOI (in millions)

$1.29 $0.55 $1.65 $1.86 2011 2012 2013 2014 Core FFO Growth Per Share EdR By The Numbers • Strong historical growth that is expected to continue. • Significant increases in total revenue, NOI and gross assets. • Strong growth in Core FFO per share. – 13% 3-year CAGR Superior Core FFO per Share Growth 8 CAGR-13%

19.1% 2.4% EdR ACC Dividend per Share Growth 2010–2014 (CAGR) EdR By The Numbers Dividend per Share Growth 9 19.1% DIVIDEND PER SHARE CAGR 2400 Neuces, University of Texas Austin

200% 142% 120% 79% -24% EDR MF REITs RMS ACC CCG Total Shareholder Return 2010–2014 (2) (1) EdR #2 VS. ALL PUBLIC MULTIFAMILY REITS EdR #1 VS. ALL PUBLIC STUDENT HOUSING REITS Total Shareholder Return EdR By The Numbers Source: KeyBanc Corp (1) MF REITs include: AIV, AEC, AVB, BRG, CPT, EQR, ESS, HME, IRT, MAA, MORE, PPS, APTS, RUF.U, TSRE, UDR (2) For the period October 2010 – December 31, 2014 10 EdR 87th Percentile ALL PUBLIC REITs

EdR COLLEGIATE HOUSING

Stable & Predictable Student Housing Market

Key Market Drivers

- **Favorable enrollment trends**
  - +1.2% projected average annual full-time enrollment growth through 2022
- **Higher education earnings gap**
  - Millennials with only a high school diploma earn 62% of what the typical college graduate earns
  - Earnings gap between young adults with and without a bachelor's degree has stretched to its widest level in nearly a half century
- **Modernization is in full swing**
  - New student housing supply is replacing and modernizing older assets
- **2015 new supply is only slightly outpacing enrollment growth by 0.1%**
  - 2015 supply is greatest in the Midwest region, where EdR only has 6% of its NOI

Median Income by Education Level



Less than High School
$24,492
High School
$33,904
Some College, no Degree
$37,804
Associate's
$40,820
Bachelor's
$55,432
Master's
$67,600
Professional Degree
$90,220

Projected Full-Time Enrollment Growth



Projected Average % Growth 2014-2022 = 1.2%
1.7%
1.1%
1.2%
1.4%
1.4%
1.4%
1.2%
1.4%
1.1%
2014
2015
2016
2017
2018
2019
2020
2021
2022

Sources: Pew Research - Social & Demographic Trends: The Rising Cost of Not Going to College, February 11, 2014, National Center for Education Statistics (NCES) report titled "Projections of Education Statistics to 2022, Forty-first edition (Feb. 2014)", the U.S. Bureau of Labor Statistics, Axiometrics and local market data

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Stable and Predictable Student Housing Market • “Enrollment declines are concentrated in colleges with smaller enrollment size, high tuition dependence, weak selectivity/yield rates, and soft regional demographics. The survey indicates that market-leading, diversified colleges and universities rated Aaa or Aa continue to fare better than the majority of the sector and are still seeing healthy student demand.” • “The survey shows that there remains a “flight to quality” as students seek the highest value education in the face of declining family income and weak job prospects. As a result, small, lower-rated public and private universities, as well as publics with small enrollment size, experienced the most enrollment pressure in fall 2012.” • “For public universities, there continues to be a correlation between size and enrollment trends, with the highest median enrollment growth experienced at large, program-diversified universities.” 12 Enrollment Drivers Source: Moody’s Investors Service, Special Comment: More US Colleges Face Stagnating Enrollment and Tuition Revenue, According to Moody’s Survey, Jan. 10, 2013. EdR Target Markets • Universities with Aaa or Aa rating • Highly-regarded universities • Large, program-diversified, public universities Moody’s Investor Services

EdR Market and Same-Community Revenue Growth Stable and Predictable Student Housing Market * Enrollment projection represents the 3-year enrollment CAGR through 2014 for our markets. The midpoint of previously provided fall 2015 leasing guidance was used for the EdR Same-Community Fall Leasing Revenue Growth. 13 1.3% 2.2% 5.0% 2013 1.4% 2.2% 4.0% 2014 1.5% 1.6% 3.0% 2015* EdR Market Growth and Same-Community Fall Leasing Revenue Growth  Enrollment Growth  Supply Growth  EdR Same-Community Fall Leasing Revenue Growth New supply slowed 15% from 2014 to 2015

Stable and Predictable Student Housing Market

2015 New Supply: EdR Markets

New supply slowed 15% from 2014 to 2015

2015 New Supply to Enrollment[1]

Region	Owned Beds	EdR NOI %[2]	3 Year Enrollment Growth– Universities Served	2015 New Supply %	Variance
West	3,227	12%	2.2%	0.5%	1.7%
Mid Atlantic	6,201	25%	0.8%	1.6%	(0.8)%
North	3,206	9%	0.6%	1.8%	(1.2)%
South Central	9,342	34%	1.9%	1.2%	0.7%
South East	5,681	14%	1.6%	2.4%	(0.8)%
Mid West	2,636	6%	2.2%	3.2%	(1.0)%
Total	**30,293**	**100%**	**1.5%**	**1.6%**	**(0.1)%**

Housing Mix
EdR Markets



On-Campus Housing
26%
Other Housing
50%
Off-campus Purpose Built Student Housing
24%

Conclusion: Overall market occupancy approximately 95%. The 10 basis points supply in excess of enrollment growth is insignificant and does not consider cannibalization of older outdated "other housing."

(1) All markets served by EdR communities and all announced 2015 deliveries. Data was obtained from the National Center for Education Statistics, Axiometrics and local market data.
(2) Includes 2015 development deliveries. NOI is based on 2014 net operating income with proforma adjustments for 2015 developments and developments or acquisitions that had been operating for less than 12 months at December 31, 2014.

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EdR COLLEGIATE HOUSING

Stable and Predictable Student Housing Market

2015-2016 Preleasing

	Design Beds	% of NOI	2014 Opening Occupancy	Preleasing at June 2, 2015	Preleasing at June 2, 2014	Preleasing Ahead/ (Behind)	Projected Rate Growth
Same-Communities - by Tier							
Prior Year Occupancy Below 90% (Tier 1)	2,906	5%	81.6%	54.1%	51.9%	2.2%	2.5%
Prior year Occupancy 90% to 94.9% (Tier 2)	2,063	8%	92.2%	81.0%	79.1%	1.9%	2.3%
Prior Year Occupancy 95% to 97.9% (Tier 3)	5,772	17%	97.4%	89.2%	80.5%	8.7%	3.5%
Subtotal - Tiers 1-3	**10,741**	**30%**	**92.1%**	**78.1%**	**72.5%**	**5.6%**	
Prior Year Occupancy 98% and Above (Tier 4)	15,996	70%	99.6%	93.1%	94.5%	(1.4)%	3.5%
Total Same-Communities[(1)]	**26,737**	**100%**	**96.2%**	**87.1%**	**85.6%**	**1.5%**	**3.2%**
Total New-Communities[(2)]	**3,557**			**92.2%**			
Total Communities	**30,294**			**87.7%**			

Projected Fall Revenue:

The Same-Community portfolio is projected to obtain a 2.5% to 3.5% increase in revenue for the upcoming lease term, with net rates up 3.2% and occupancies consistent with the prior year.

NOTE: Leasing update includes 2,982 same-community beds and 1,610 new-community beds to be delivered in 2015 at the University of Kentucky.

(1) The same-community designation for leasing purposes is different than for financial reporting purposes. A community is considered same-community for leasing when the Company has managed the leasing process for at least two leasing cycles, including the 2015/2016 leasing cycle.

(2) The new-community designation for leasing purposes is different than for financial statement purposes. A community is considered new-community for leasing when the Company has not previously managed the leasing process. Design beds for Total New-Communities above include the following: (1) our 2014 acquisition of The District on Apache (900 beds) and (2) beds at our 2015 development deliveries - The Oaks on the Square - Phase IV (391 beds). The Retreat at Louisville (656 beds), and Woodland Glen III, IV & V (1,610 beds).

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Stable and Predictable Student Housing Market 16 • Enrollment trends are favorable. • New supply is manageable. • Modernization is in full swing. • Preleasing is strong for 2015-2016 lease term. Moving Forward Conclusion The District on Apache, Arizona State University

17 Best-In-Class Portfolio • From Jan 1, 2010 – Mar 31, 2015: – Developed $494 million – Acquired $815 million – 17,087 beds – Avg. enrollment 27,967 – Avg. rental rate $795 Acquisitions & Development FOCUS ON: LARGER TIER 1 UNIVERSITIES ON OR PEDESTRIAN TO CAMPUS BY THE END OF 2017, 30% OF THE COST OF OUR ASSETS WILL BE ON-CAMPUS. Representative Schools: Portfolio Additions

Capital Recycling - 2014 Best-In-Class Portfolio • Aggregate proceeds of $138.5 million were recycled into development pipeline. • Sold properties are older, less desirable communities further from campus. Cap Rates – Sold Assets University Date Sold Distance to Campus Age Bed/Bath Parity Economic Cap Rate The Reserve on West 31st Kansas Mar-14 3.5 miles 16 years No 6.6% College Station at W. Lafayette Purdue Mar-14 3.3 miles 14 years No 5.7% Pointe West South Carolina Jul-14 1.9 miles 11 years No 7.6% Reserve on South College Auburn Jul-14 0.4 miles 15 years No 5.9% The Reserve at South Florida South Florida Oct-14 0.5 miles 15 years No 7.0% Avenue at Southern Georgia Southern Nov-14 0.2 miles 21 years No 5.8% Commons on Kinnear Ohio State Dec-14 0 miles 14 years No Weighted Average Cap Rate 6.2% 18

19 Best-In-Class Portfolio Owned communities 50 University markets 37 Beds 27,637 Gross Asset Value $2.1 billion Median distance to campus 0.1 miles Average distance to campus 0.4 miles % of NOI on or pedestrian to campus 80% % NOI on campus 23% Average full-time enrollment (2) 27,884 Average Rental Rate $716 Average age 7 years Portfolio Snapshot as of March 31, 2015 (1) (1) Includes only open and operating communities. (2) Based on 2014 full-time enrollment data.

Best-In-Class Portfolio • EdR Target Markets - Universities with strong characteristics: – Enrollment greater than 10,000 – High application to admission ratio – Strong state demographics – Capture rate of off-campus students EdR Market Data Source: The NCES IPEDS data base and respective company’s supplements and investor presentations. 2.8% 2.1% 1.3% 2.8% 1.6% 0.4% 2010 2011 2012 EdR Markets vs Average Percent Enrollment Growth 1.8x 1.8x 1.5x EdR ACC All Universities EdR Schools Have Strong Demand 2012 Applicants to Admittance Ratio 20  EdR Universities  4-Year Universities >10K Enrollment

21 Same-Community Leasing Results Best-In-Class Portfolio Source: Respective company’s disclosures 4.2% 2.8% EdR ACC Same-Community Fall Revenue Growth 2010-2014 (CAGR) DELIVERED MARKET LEADING LEASING RESULTS OVER LAST FOUR YEARS FOCUSED MANAGEMENT TEAM TRANSFORMED THE COMPANY’S PORTFOLIO

Embedded External Growth Announced Developments 2015 – 2017 deliveries $468mm Median distance to campus(1) On-Campus Average distance to campus(1) 0.1 miles Average full-time enrollment(1) 21,324 Average rental rate(1) $833 Average development yields(1) 7.0% - 7.5% Announced Developments 22 CURRENT DEVELOPMENTS WILL INCREASE COLLEGIATE HOUSING ASSETS BY 26% (1) The statistics presented include only our consolidated communities under development. Average rate does not reflect the 2017 deliveries as rates for these developments have not been finalized.

23 Announced Developments Embedded External Growth *EdR is 50% owner in Georgia Heights development which is not included in Wholly-Owned Communities Portfolio University Property 2014 Enrollment Beds EdR’s Share of Cost (In Millions) Distance to Campus (miles) University of Kentucky Woodland Glen III, IV, V 26,226 1,610 101 On-Campus University of Georgia* Georgia Heights 31,448 292 28 Adjacent University of Connecticut The Oaks on the Square Phase IV 22,383 390 45 Adjacent University of Louisville The Retreat at Louisville 16,513 656 34 Adjacent 2015 - Total/Weighted Average 24,837 2,948 $ 208 Adjacent University of Kentucky Limestone Park I & II 26,226 1,141 84 On-Campus University of Mississippi The Retreat – Phase II 16,830 350 26 0.8 2016 - Total/Weighted Average 23,094 1,491 $ 110 0.3 Boise State University 13,038 On-Campus Arkansas State University 8,126 On-Campus University of Kentucky 26,226 On-Campus 2017 - Total/Weighted Average 18,404 2,000 $ 150 On-Campus Total/Weighted Average 22,455 6,439 $ 468 0.1

Proven Development and Lease-up Experience Development EdR’s Share of Cost(1) (in millions) First Year Occupancy Second Year Occupancy First-Year Economic Yield On Time 2014 Deliveries $257 94.4% N / A 7% - 7.5% (2)  2013 Deliveries $192 92.4% 98.9% 7.4%  2012 Deliveries $91 96.7% 99.3% 9.1%  Total / Weighted Average $546 94.1% 99.0% 7.7% 24 (1) Represents majority owned and consolidated assets. While most developments were delivered below original budgeted costs all projects were within 2% of original budget (2) Represents expected first-year economic yield EdR has delivered 100% of its development projects on time with average first year occupancy of 94.1% and first-year economic yields above 7% 2012 – 2014 Development Deliveries

Value Creation of Developments Development Year EdR’s Share of Cost(1) (in millions) Market Value(2) (in millions) Additional NAV Creation (in millions) Incremental NAV per Share(3) 2012 Deliveries $91 $156 $65 $1.34 2013 Deliveries $192 $271 $79 $1.63 2014 Deliveries $304 $419 $115 $2.38 2015 Deliveries $208 $287 $79 $1.64 2016 Deliveries $110 $156 $46 $0.95 2017 Deliveries $150 $218 $68 $1.40 Total $1,055 $1,507 $452 $9.34 25 (1) Represents majority owned and consolidated assets. (2) Based on average yield as presented on slide 24, using 7.25% for 2015 to 2017 deliveries and cap rates of 5.0% for on-campus and 5.5% for off-campus developments. (3) Based on 48.3 million shares outstanding as of March 31, 2015 and the closing stock price on that day of $35.38. EdR’s development pipeline creates incremental NAV as project yields are higher than current market cap rates. Incremental Net Asset Value Created

• Best risk-adjusted return • Universities more accepting – Speed of completion – Reduced development and operating costs – Other demands on institutional funds – Modernization of on-campus housing • Significant competitive advantages – Proven on-campus development and management expertise – Well-capitalized balance sheet – Size and depth of resources – Public company transparency – Long-term owner of assets Unique P3 Opportunities – The ONE PlanSM 23% of EdR’s 2014 NOI was from ONE Plan assets. Note: P3 means Public-Private Partnership (1) Based on average economic yield of 7.5% and cap rate of 5.0% (2) Current and announced ONE Plan investments 26 $26 $81 $111 $204 $342 $443 $527 2010 2011 2012 2013 2014 2015 2016 2017 ONE Plan investments Market Value(1) $1,015 Year-End Cumulative Cost in Millions (2) $677 CAGR-59%

The ONE PlanSM 27 • Coming from zero in 2008, EdR expects to have invested $677 million in on-campus equity developments through 2017 • Programs have gained university acceptance • Meetings with many universities and responding to RFQs and RFPs • Activity is as high as ever for primarily one-off transactions Limestone Park I & II, University of Kentucky

External Growth Priorities • Highly fragmented • REITs own less than 5% • Outdated housing stock • Consolidation and development opportunities aplenty 28 Student Housing Marketplace

31% 26% 23% 12% 11% 2011 2012 2013 2014 Q1 2015 4.6x 4.3x 6.5x 4.9x 4.7x 2011 2012 2013 2014 Q1 2015 2.7x 4.2x 4.6x 5.0x 5.2x 2011 2012 2013 2014 Q1 2015 5.5x 29 Capital Management Secured Debt to Gross Assets Net Debt to EBITDA - Adjusted Interest Coverage Debt to Gross Assets 10% 4.5x 35% Source: Company’s respective annual and quarterly filings Note: See appendix for definitions and reconciliations Target Ratios indicated by green line Improving Credit Metrics 31% 32% 43% 35% 36% 2011 2012 2013 2014 Q1 2015

$32 $24 $34 $24 $39 $55 $22 $65 $123 $250 $72 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Unsecured Revolving Credit Facility - Variable Rate Unsecured Senior Notes Unsecured Term Loan - Fixed Rate Mortgage Debt - Fixed Rate Mortgage Debt - Variable Rate Construction Loans - Variable Rate Debt Maturities as of March 31, 2015(3) (In Millions) Capital Management (1) All data is as of March 31, 2015 per the company’s 1Q15 financial supplement except as noted. (2) Most recently announced quarterly dividend annualized. Based on stock price of $35.38 as of March 31, 2015. (3) Term loans entered into in January 2014 are reflected as fixed rate debt as the Company entered into swaps covering the total term loan balance. Prudent Financing Strategy • Appropriate Leverage Levels – Debt to Gross Assets: 36% – Net Debt to Enterprise Value: 29% – Net Debt to Adjusted EBITDA: 4.7x • Strong Coverage Levels – Interest Coverage Ratio: 5.2x • Well-staggered debt maturities • $500 million unsecured Credit Facility expandable to $1 billion • Attractive and well covered dividend(2) – Dividend Yield: 4.1% • 40% debt-to-gross assets at the end of 2016, with announced deals Excellent Capital Structure(1) 30

6.0% 5.9% 5.6% EdR ACC Multi-Family 31 Same Store NOI (CAGR 2005-2014) Student Housing Multi-Family 4.3% 4.0% Implied Cap Rate Student Housing Sector Strong Consistent Performance Compared to Multi-Family Source: Same store NOI growth from Seeking Alpha report, May 25, 2015 and implied cap rates are based on BAML research using June 3, 2015 closing prices.

Safe Harbor Statement Statements about the Company’s business that are not historical facts are “forward-looking statements,” which relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements are based on current expectations. You should not rely on our forward-looking statements because the matters that they describe are subject to known and unknown risks and uncertainties that could cause the Company’s business, financial condition, liquidity, results of operations, Core FFO, FFO and prospects to differ materially from those expressed or implied by such statements. Such risks are set forth under the captions “Risk Factors,” “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q, and as described in our other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and, except as otherwise may be required by law, the Company undertakes no obligation to update publicly or revise any guidance or other forward-looking statement, whether as a result of new information, future developments, or otherwise, except as required by law. Under the Private Securities Litigation Reform Act of 1995 32